Exhibit 10.2

Addendum to Share Exchange, effective June 14, 2011

ADDENDUM TO SHARE EXCHANGE AGREEMENT BETWEEN Z3 ENTERPRISES, INC. AND

HPEV, INC., DATED MARCH 29, 2011.

Page one line five through line eight.

Change (a) 12,000,000 to 22,000,000 newly issued ordinary common shares of stock of Z3

Delete (b) One Hundred thousand (100,000) newly issued Series B convertible, exchangeable preferred stock of Z3, each share of which shall be convertible or exchangeable at HPEV's option into (100) new issued ordinary shares for a total of 22,000,000 shares (upon conversion) of common stock of Z3 ("Exchange Shares")

This addendum agreed to on June 14, 2011 by officers representing both Z3 Enterprises, Inc. and HPEV, Inc. and individual shareholders of HPEV Inc.

/s/ Timothy Hassett                                         /s/ Ross Giles

Timothy Hassett                                              Ross Giles

Chairman of the Board                                     President

HPEV, Inc.                                                     Z3 Enterprises

 /s/ Timothy Hassett                                            /s/Quentin Ponder

Timothy Hassett                                             Quentin Ponder

Individually                                                      Individually

/s/ B. Mark Hodowanec                                     /s/ D. Darren Zellers

B. Mark Hodowanec                                      D. Darren Zellers

Individually                                                      Individually